Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                         11/17/97


        Blended Coupon                               5.94997%



        Excess Protection Level
          3 Month Average   4.59%
            August, 1997   4.47%
            July, 1997   4.49%
            June, 1997   4.82%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.84%


        Base Rate                                    8.15%


        Over 35 Day Delinquency                      4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $ 30,603,901,306.35


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,563,766,787.86